Amplify U.S. Alternative Harvest ETF
Schedule of Investments
December 31, 2024 (Unaudited)

COMMON STOCKS - 23.5%	Shares	Value
Consumer Discretionary - 0.9%
GrowGeneration Corp. (a)	355,230	$600,338

Health Care - 19.1%
Curaleaf Holdings, Inc. (a)	5,826,798	9,089,805
TerrAscend Corp. (a)	5,887,486	3,826,866
		12,916,671

Information Technology - 3.5%
WM Technology, Inc. (a)	1,713,603	2,364,772
TOTAL COMMON STOCKS (Cost $36,822,061)		15,881,781

REAL ESTATE INVESTMENT TRUSTS - 5.4%
Advanced Flower Capital, Inc.	108,625	904,846
Chicago Atlantic Real Estate Finance, Inc.	103,870	1,601,676
Innovative Industrial Properties, Inc.	17,335	1,155,204
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,902,701)		3,661,726

SHORT-TERM INVESTMENTS - 68.0%
Money Market Funds - 0.3%
Invesco Government & Agency Portfolio - Institutional Class, 4.42% (b)	233,383	233,383

U.S. Treasury Bills - 67.7%	Par
4.40%, 02/11/2025 (c)	515,000	512,610
4.40%, 02/13/2025 (c)	420,000	417,926
4.41%, 02/20/2025 (c)	12,480,000	12,409,246
4.39%, 02/25/2025 (c)	410,000	407,420
4.39%, 02/27/2025 (c)	24,880,000	24,716,870
4.27%, 03/06/2025 (c)	7,355,000	7,301,198
		45,765,270
TOTAL SHORT-TERM INVESTMENTS (Cost $45,984,078)		45,998,653

TOTAL INVESTMENTS - 96.9% (Cost $86,708,840)		65,542,160
Other Assets in Excess of Liabilities - 3.1%		2,070,111
TOTAL NET ASSETS - 100.0%		$67,612,271
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day annualized effective yield as of December 31, 2024.
(c)	The rate shown is the annualized effective yield as of December 31, 2024.

Reference Entity	Counterparty	Maturity Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
USHRVST	National Bank of Canada Financial Inc.	3/18/2025	$46,996,722	$3,900,860

The underlying swaps of the basket as of December 31, 2024 are shown below:

Description	Long/Short	Maturity Date	Financing Rate	Payment Frequency	Notional Amount	Concentration % of Exposure
Options Contracts:
Ascend Wellness Holdings, Inc.	Long	3/18/2025	SOFR + 1.50%	Monthly	$1,186,533	2.52%
Ayr Wellness, Inc.	Long	3/18/2025	SOFR + 1.50%	Monthly	857,131	1.82%
Cannabist Co. Holdings, Inc.	Long	3/18/2025	SOFR + 1.50%	Monthly	555,796	1.18%
Cresco Labs, Inc.	Long	3/18/2025	SOFR + 1.50%	Monthly	6,263,019	13.33%
Glass House Brands, Inc.	Long	3/18/2025	SOFR + 1.50%	Monthly	5,712,437	12.15%
Green Thumb Industries, Inc.	Long	3/18/2025	SOFR + 1.50%	Monthly	13,458,980	28.64%
Jushi Holdings, Inc.	Long	3/18/2025	SOFR + 1.50%	Monthly	1,144,720	2.44%
MariMed, Inc.	Long	3/18/2025	SOFR + 1.50%	Monthly	1,017,649	2.17%
Planet 13 Holdings, Inc.	Long	3/18/2025	SOFR + 1.50%	Monthly	1,737,530	3.70%
Trulieve Cannabis Corp.	Long	3/18/2025	SOFR + 1.50%	Monthly	7,534,238	16.03%
Verano Holdings Corp.	Long	3/18/2025	SOFR + 1.50%	Monthly	6,440,517	13.70%
Vireo Growth, Inc.	Long	3/18/2025	SOFR + 1.50%	Monthly	1,088,172	2.32%
Total Underlying Positions					$46,996,722	100.00%

There are no upfront payments or receipts associated with total return swaps in the Fund as of December 31, 2024.

SOFR - Secured Overnight Financing Rate was 4.49% as of December 31, 2024.

Summary of Fair Value Disclosure as of December 31, 2024 (Unaudited)

Amplify U.S. Alternative Harvest ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$15,881,781	$–	$–	$15,881,781
Real Estate Investment Trusts	3,661,726	–	–	3,661,726
Money Market Funds	233,383	–	–	233,383
U.S. Treasury Bills	–	45,765,270	–	45,765,270
Total Investments	$19,776,890	$45,765,270	$–	$65,542,160

Other Financial Instruments:
Total Return Swaps*	–	5,311,186	–	5,311,186
Total Other Financial Instruments	$–	$5,311,186	$–	$5,311,186

Liabilities:

Other Financial Instruments:
Total Return Swaps*	–	(1,410,326)	–	(1,410,326)
Total Other Financial Instruments	$–	$(1,410,326)	$–	$(1,410,326)

* The fair value of the Fund's investment represents the net unrealized appreciation (depreciation) as of December 31, 2024.

Refer to the Schedule of Investments for further disaggregation of investment categories.